                                                                    Exhibit 4.22

                 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

                  THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is made as of June 18, 1999, by and among EOP OPERATING LIMITED PARTNERSHIP (the "Borrower"), EQUITY OFFICE PROPERTIES TRUST (the "Guarantor"), NATIONSBANK, N.A., as Administrative Agent for the Banks (the "Administrative Agent"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, THE CHASE MANHATTAN BANK, as Documentation Agent and as Managing Agent, J.P. MORGAN SECURITIES INC., as Syndication Agent, THE BANK OF NOVA SCOTIA, COMMERZBANK AKTIENGESELLSCHAFT, DRESDNER BANK AG, NEW YORK AND CAYMAN BRANCHES, PNC BANK, NATIONAL ASSOCIATION, and UNION BANK OF SWITZERLAND, NEW YORK BRANCH, as Managing Agents, CREDIT LYONNAIS, NEW YORK BRANCH, FLEET NATIONAL BANK, and U.S. BANK NATIONAL ASSOCIATION, as Co-Agents, and the BANKS party hereto.

                              W I T N E S S E T H:


                  WHEREAS, the Borrower has executed and delivered to the Agents (or their predecessors), the Managing Agents, certain of the Co-Agents and the Banks that certain Second Amended and Restated Revolving Credit Agreement dated as of May 29, 1998, by and among the Borrower, certain of the Banks, the Managing Agents, the Co-Agents and the Agents (the "Credit Agreement");

                  WHEREAS, the Borrower has requested that the Banks agree to modify the Credit Agreement in order to amend certain provisions therein, upon the terms and conditions set forth herein, and the Administrative Agent has recommended that such modification be approved by the Banks.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                  1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  2. Amendments.

                  (a) The definition of "Applicable Margin" set forth in the Credit Agreement is hereby amended by adding the following clause at the end of the first sentence thereof:

                  "; provided, however, that, during the twelve (12) month period following the closing of an Identified Merger or Acquisition (as hereinafter defined), if the ratio of Total Liabilities to Total Asset Value of the Borrower at any time exceeds 0.50:1, then the Applicable Margin for Euro-Dollar Loans made or outstanding during the period that such ratio exceeds 0.50:1 shall be Applicable Margin set forth on the table below plus 0.20%.

                  (b) The definition of "Documentation Agent" set forth in the Credit Agreement is hereby deleted and the following is substituted therefor:

                  "Documentation Agent" means The Chase Manhattan Bank, in its capacity as Documentation Agent hereunder, and its permitted successors in such capacity in accordance with the terms of this Agreement.

                  (c) The definition of "Joint Venture Subsidiary" is hereby amended by (1) inserting the word "substantially" between "is" and "controlled" in clause (ii) of the first sentence thereof, and (2) inserting the following clause at the end of the first sentence thereof: ", subject to customary provisions set forth in the organizational documents of such Joint Venture Subsidiary with respect to refinancings or rights of first refusal granted to other members of such Joint Venture Subsidiary."

                  (d) The definition of "Unencumbered Asset Value" is hereby amended by (1) inserting the words "the sum of" after the word "means" in the first line thereof, (2) inserting the following words after "(i)" in the first line thereof: "all Cash and Cash Equivalents of the Borrower, all Financing Partnerships and Joint Venture Subsidiaries which are not subject to any pledge, negative pledge, encumbrance, hypothecation or other restriction (provided that in the case of Cash and Cash Equivalents of any Joint Venture Subsidiary, the amount of Cash and Cash Equivalents attributable to such Joint Venture Subsidiary shall be reduced to a percentage equal to the Borrower's percentage ownership interest (whether direct or indirect) in such Joint Venture Subsidiary), plus (ii)", (3) deleting "$1.50" from the fifth line thereof and substituting therefor "$0.50", (4) renumbering clause (ii) in the tenth line thereof as clause (iii) and revising all cross-references to such clause within such definition, (5) deleting "twenty-five percent (25%)" from line 23 thereof and substituting therefor "twenty percent (20%)", and (6) deleting "twenty-five percent (25%)" from line 27 thereof and substituting therefor "fifteen percent (15%)."

                  (e) Section 5.8(a) of the Credit Agreement is hereby deleted in its entirety and substituted therefor is the following covenant:

                  (a) Total Liabilities to Total Asset Value. The Borrower shall not permit the ratio of Total Liabilities to Total Asset Value of Borrower to exceed 0.50:1 at any time except for the twelve
                  (12) month period described in the following sentence. During the twelve (12) month period following the closing of the Identified Merger or Acquisition, Borrower shall not permit the ratio of Total Liabilities to Total Asset Value of the Borrower to exceed 0.55:1. As used in this Agreement, the term "Identified Merger or Acquisition" shall mean the first merger or acquisition by Borrower or any Subsidiary which Borrower has designated in writing to the Administrative Agent as the Identified Merger or Acquisition at least thirty (30) days prior to the closing of such merger or acquisition and for which Borrower has, prior to the closing of such merger or acquisition, provided the Administrative Agent with Borrower's projections for the twelve (12) month period following such merger or acquisition, after giving effect to such merger or acquisition, outlining in reasonable detail the anticipated performance of Borrower during such twelve (12) month period and anticipated compliance with the requirements of Section
                  5.8 hereof during such twelve (12) month period.

                  (f) Section 5.8(j) of the Credit Agreement is hereby amended by deleting "fifteen percent (15%)" from the sixth line thereof and substituting therefor "twenty percent (20%)".

                  3. Confirmation of Guaranties. Guarantor hereby acknowledges and agrees that the Amended and Restated Guaranty of Payment - No. 1 dated as of May 29, 1998 and the Amended and Restated Guaranty of Payment - No. 2 dated as of May 29, 1998, each entered into in connection with the Credit Agreement, and the Guarantor's obligations under each such guaranty, continue in full force and effect notwithstanding this Amendment.

                  4. Representations and Warranties. The Borrower hereby represents and warrants to the Banks that no Default or Event of Default exists under the Credit Agreement and that the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly speak only as of a prior date, in which case such representations and warranties were true and correct on and as of such prior date.

                  5. Effective Date. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

                  6. Entire Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

                  7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Illinois.

                  8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                  9. Headings, Etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

                  10. No Further Modifications. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

                            Signature Pages to Follow

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                            EOP OPERATING LIMITED PARTNERSHIP,
                                            a Delaware limited partnership

                                            By: Equity Office Properties Trust,
                                                a Maryland real estate
                                                investment trust, its managing
                                                general partner



                                            By:  /s/ RICHARD D. KINCAID
                                               ---------------------------------
                                            Name: Richard D. Kincaid
                                                 -------------------------------
                                            Title:  Executive Vice President and
                                                  ------------------------------
                                                  Chief Financial Officer

WITH RESPECT TO
SECTION 3 HEREOF
ONLY:                                       EQUITY OFFICE PROPERTIES TRUST




                                            By: /s/ RICHARD D. KINCAID
                                               ---------------------------------
                                            Name:  Richard D. Kincaid
                                                 -------------------------------
                                            Title: Executive Vice President and
                                                  ------------------------------
                                                  Chief Financial Officer


                                            NATIONSBANK, N.A., as Administrative
                                            Agent, as Swingline Lender and as a
                                            Bank


                                            By:  /s/ PATRICK TRONBRIDGE
                                               ---------------------------------
                                            Name: Patrick Tronbridge
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            Commitment:  $138,000,000



                                            THE CHASE MANHATTAN BANK, as
                                            Documentation Agent, as a Managing
                                            Agent and as a Bank


                                            By: /s/ MARC E. COSTANTINO
                                               ---------------------------------
                                            Name: Marc E. Costantino
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            Commitment:  $65,000,000

                                            J.P. MORGAN SECURITIES, INC., as
                                            Syndication Agent

                                            By: /s/ JENNY Y. LEE
                                               ---------------------------------
                                            Name: Jenny Y. Lee
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------



                                            MORGAN GUARANTY TRUST COMPANY OF NEW
                                            YORK, as a Bank


                                            By: /s/ ROBERT BOTTAMEDI
                                               ---------------------------------
                                            Name: Robert Bottamedi
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            Commitment:  $69,000,000



                                            COMMERZBANK AKTIENGESELLSCHAFT, as a
                                            Managing Agent and as a Bank


                                            By: /s/ DOUGLAS P. TRAYNOR
                                               ---------------------------------
                                            Name: Douglas P. Traynor
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            By: /s/ DAVID BUETTNER
                                               ---------------------------------
                                            Name: David Buettner
                                                 -------------------------------
                                            Title: Assistant Treasurer
                                                  ------------------------------


                                            Commitment:  $65,000,000

                                            DRESDNER BANK AG, NEW YORK AND
                                            CAYMAN BRANCHES, as a Managing Agent
                                            and as Bank


                                            By: /s/ BERVERLY G. CASON
                                               ---------------------------------
                                            Name:   Berverly G. Cason
                                                 -------------------------------
                                            Title:  Vice President
                                                  ------------------------------

                                            By: /s/ JOHN W. SWEENEY
                                               ---------------------------------
                                            Name:   John W. Sweeney
                                                 -------------------------------
                                            Title:  Vice President
                                                  ------------------------------


                                            Commitment:  $65,000,000



                                            PNC BANK, NATIONAL ASSOCIATION, as a
                                            Managing Agent and as a Bank


                                            By: /s/ MICHAEL E. SMITH
                                               ---------------------------------
                                            Name:   Michael E. Smith
                                                 -------------------------------
                                            Title:  Vice President
                                                  ------------------------------

                                            Commitment:  $65,000,000



                                            UBS AG, NEW YORK BRANCH, successor-
                                            in-interest to Union Bank of
                                            Switzerland, New York Branch, as a
                                            Managing Agent and as a Bank


                                            By: /s/ JEFFERY W. WALD
                                               ---------------------------------
                                            Name:   Jeffery W. Wald
                                                 -------------------------------
                                            Title:  Executive Director
                                                  ------------------------------


                                            By:  /s/ DAVID GOLDMAN
                                               ---------------------------------
                                            Name:    David Goldman
                                                 -------------------------------
                                            Title:   Director
                                                  ------------------------------


                                            Commitment:  $65,000,000



                                            CREDIT LYONNAIS, NEW YORK BRANCH, as
                                            a Co-Agent and as a Bank


                                            By: /s/ JAMES FITZGERALD
                                               ---------------------------------
                                            Name:   James Fitzgerald
                                                 -------------------------------
                                            Title:  Senior Director
                                                  ------------------------------


                                            Commitment:  $54,000,000

                                            FLEET NATIONAL BANK, as a Co-Agent
                                            and as a Bank


                                            By:  /s/ THOMAS J. PONTES
                                               ---------------------------------
                                            Name:    Thomas J. Pontes
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------

                                            Commitment:  $54,000,000



                                            BANK ONE, ILLINOIS, N.A., as a Bank


                                            By:  /s/ LYNN BRAUN
                                               ---------------------------------
                                            Name:    Lynn Braun
                                                 -------------------------------
                                            Title:   Vice President
                                                 -------------------------------
                                            Commitment:  $50,000,000


                                            U.S. BANK NATIONAL ASSOCIATION,
                                            as a Co-Agent and as a Bank

                                            By:
                                                 -------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                 -------------------------------
                                            Commitment: $54,000,000

                                            BAYERISCHE HYPO-UND
                                            VEREINSBANK AG, AS SUCCESSOR
                                            BY MERGER TO
                                            BAYERISCHE HYPOTHEKEN-UND
                                            WECHSEL-BANK AKTIENGESELLSCHAFT, as
                                            a Bank


                                            By:  /s/ MEGGAN W. WALSH
                                               ---------------------------------
                                            Name:    Meggan W. Walsh
                                                 -------------------------------
                                            Title:   Managing Director
                                                  ------------------------------

                                            By:  /s/ DENNIS B. TRACEY
                                               ---------------------------------
                                            Name:    Dennis B. Tracey
                                                 -------------------------------
                                            Title:   Director
                                                  ------------------------------


                                            Commitment:  $50,000,000



                                            BANKBOSTON, N.A., as a Bank


                                            By:  /s/ DOUGLAS S. NOVITCH
                                               ---------------------------------
                                            Name:    Douglas S. Novitch
                                                 -------------------------------
                                            Title:   Authorized Officer
                                                  ------------------------------


                                            Commitment:  $31,000,000



                                            LASALLE NATIONAL BANK, as a Bank


                                            By:  /s/ PETER MARGOLIN
                                               ---------------------------------
                                            Name:    Peter Margolin
                                                 -------------------------------
                                            Title:   A.V.P.
                                                  ------------------------------


                                            Commitment:  $30,000,000



                                            MELLON BANK, as a Bank


                                            By:  /s/ MICHAEL FALLON
                                               ---------------------------------
                                            Name:    Michael Fallon
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------

                                            Commitment:  $30,000,000

                                            UNION BANK OF CALIFORNIA, N.A., as a
                                            Bank


                                            By:  /s/ DIANA GIACOMINI
                                               ---------------------------------
                                            Name:    Diana Giacomini
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------

                                            Commitment:  $30,000,000



                                            THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED, as a Bank


                                            By:  /s/ TAKESHI KUBO
                                               ---------------------------------
                                            Name:    Takeshi Kubo
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------

                                            Commitment:  $20,000,000